                                                                    EXHIBIT 3.87

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 10/18/2000
                                                          001526930 - 3297900

                              AMENDED AND RESTATED
                            CERTIFICATE OF FORMATION

                                       OF

                          CCFC II LEASING HOLDINGS, LLC

      CCFC II Leasing Holdings, LLC (hereinafter called the "company"), a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, does hereby certify:

      FIRST: The name of the limited liability company (hereinafter called the "company") is CCFC II Leasing Holdings,LLC.

      SECOND: The original Certificate of Formation of CCFC II Leasing Holdings, LLC, was filed with the Delaware Secretary of Stale on October 4, 2000.

      THIRD: The Amended and Restated Certificate of Formation of CCFC II Leasing Holdings, LLC, in the form attached hereto has been duly adopted in accordance with the provisions of Section 18-208 of the Limited Liability Act of the State of Delaware and is hereby incorporated herein by this reference.

IN WITNESS WHEREOF, CCFC II Leasing Holdings, LLC, has caused this Amended and Restated Certificate of Formation to be signed by an Authorized Person on this 18th day of October, 2000.

                                             CCFC II Leasing Holdings, LLC

                                             By: /s/ Paul Hagan
                                                 -------------------------------
                                                 Paul Hagan, Authorized-Person

                              AMENDED AND RESTATED
                            CERTIFICATE OF FORMATION

                                       OF

                     CCFC II EQUIPMENT FINANCE HOLDINGS, LLC

      1. The name of the limited liability company is CCFC II Equipment Finance Holdings, LLC.

      2. The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are National Registered Agents, Inc., 9 East Loockerman Street, Dover, Delaware 19901.